UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  (Date of Earliest Event Reported):  March 21, 2014

FIRST CAPITAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or other jurisdiction of incorporation or organization)	001-33543_____ (Commission File Number)	11-3782033 (I.R.S. Employer Identification No.)

4222 Cox Road Glen Allen, VA (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code:   (804) 273-1160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

On Wednesday, May 20, 2015, John M. Presley, chief executive officer, made a presentation to investors at the annual meeting of stockholders in Richmond, Virginia.

Certain information contained in the investor presentation was previously filed with the Securities and Exchange Commission in other formats and was made publicly available prior to the filing of this report.

A copy of the investor presentation is attached as exhibit 99.1 to this report and is being furnished, not filed, under Item 7.01 of this Form 8-K.  In addition to exhibit 99.1, a presentation of television and radio advertisements that are being aired in the Richmond Metropolitan area were shared with those in attendance.

Item 9.01          Financial Statements and Exhibits.

(d)Exhibits.

99.1First Capital Bancorp, Inc. investor presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL BANCORP, INC.
Date: May 22, 2014	By:	/s/ William W. Ranson
William W. Ranson
Executive Vice President and
Chief Financial Officer